                                                       DRAFT OF JANUARY 28, 1997

                                                                     EXHIBIT 1.1

                               12,500,000 Shares

                            STERLING COMMERCE, INC.

                                 Common Stock

                               ($.01 Par Value)


                            UNDERWRITING AGREEMENT
                            ----------------------


                                                            ___________ __, 1997



Alex. Brown & Sons Incorporated
Goldman, Sachs & Co.
As Representatives of the Several Underwriters
c/o  Alex. Brown & Sons Incorporated
1 South Street
Baltimore, Maryland 21202

Gentlemen:

       Sterling Commerce, Inc., a Delaware corporation (the "Company"), proposes to sell to the several underwriters (the "Underwriters") named in Schedule I hereto for whom you are acting as representatives (the "Representatives") an aggregate of 12,500,000 shares (the "Firm Shares") of the Company's Common Stock, $.01 par value (the "Common Stock"). The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Company also proposes to sell at the Underwriters' option an aggregate of up to 1,875,000 additional shares of the Common Stock (the "Option Shares") as set forth below.

       As the Representatives, you have advised the Company (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Shares set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option Shares if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters. The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are herein collectively called the "Shares."

       In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:
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1.   Representations and Warranties of the Company.
     ----------------------------------------------

     (a) A registration statement on Form S-3 (File No. 333-________) with respect to the Shares has been prepared by the Company in conformity in all material respects with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission. The Company is permitted to use Form S-3. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (prepared in conformity in all material respects with the requirements of the Rules and Regulations) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, as amended, including a registration statement (if any) filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the Act (the "Registration Statement"), which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, has become effective under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. "Prospectus" means (a) the form of prospectus first filed with the Commission pursuant to Rule 424(b) or (b) the last preliminary prospectus included in the Registration Statement filed prior to the time it becomes effective or filed pursuant to Rule 424(a) under the Act that is delivered by the Company to the Underwriters for delivery to purchasers of the Shares, together with the term sheet or abbreviated term sheet filed with the Commission pursuant to Rule 424(b)(7) under the Act. Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein, and, in the case of any reference herein to any Prospectus, also shall be deemed to include any supplements or amendments thereto, filed with the Commission after the date of first filing of the Prospectus under Rules 424(b) or 430A, and prior to the termination of the offering of the Shares by the Underwriters.

     (b) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement. Each of the subsidiaries of the Company as listed in Exhibit 1(b) hereto (collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement. The Subsidiaries are the only subsidiaries (as defined in Rule 405 under the Act), direct or indirect, of the Company. The Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification, except where the failure to be so qualified would not, in the aggregate, have a material adverse effect on the business, financial condition, assets or results of operations of the Company and the Subsidiaries taken as a whole (a "Material Adverse Effect"). The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the

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Company or another Subsidiary free and clear of all liens, mortgages, pledges, charges, equities, claims or encumbrances of any kind (collectively, "Liens") other than Liens that are disclosed in the Prospectus or that are not required to be so disclosed; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

     (c) The outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and no preemptive rights of stockholders exist with respect to any of the Shares or the issue and sale thereof. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those that have been waived or satisfied, for or relating to the registration of any shares of Common Stock. Except as disclosed in the Registration Statement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

     (d) The Shares conform to the description thereof contained in the Registration Statement. The form of certificate for the Shares conforms to the corporate law of the jurisdiction of the Company's incorporation.

     (e) The Commission has not issued an order preventing or suspending the use of any Prospectus relating to the proposed offering of the Shares nor instituted proceedings for that purpose. The Registration Statement contains, and the Prospectus and any amendments or supplements thereto will contain, all statements that are required to be stated therein by, and will conform in all material respects to, the requirements of the Act and the Rules and Regulations. The documents incorporated by reference in the Prospectus, at the time filed with the Commission, conformed in all respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission thereunder. None of the documents incorporated by reference in the Prospectus, at the time filed with the Commission (or, if an amendment with respect to any such document has been filed, when such amendment was filed), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and no further document incorporated by reference in the Prospectus filed with the Commission will, when filed, contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required. The Registration Statement does not contain, and no post-effective amendment thereto will contain, any untrue statement of a material fact and the Registration Statement does not omit, and no post-effective amendment thereto will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus does not contain, and no amendment or supplement thereto effected on or after the date hereof will contain, any untrue statement of material fact, and the Prospectus does not omit, and no amendment or supplement thereto effected on or after the date hereof will omit, to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representations or warranties as to any information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of any Underwriter through the Representatives, specifically for use in the preparation thereof.

     (f) The consolidated financial statements of the Company and the Subsidiaries (together with related notes and schedules) included or incorporated by reference in the Registration Statement, present fairly, in all material respects, the consolidated financial position, results of operations and cash flows of the Company and the Subsidiaries at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved. The summary financial and operating data included or incorporated by reference in the Registration Statement presents fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements of the Company included therein.

     (g) Ernst & Young LLP are independent public accountants as required by the Act and the Rules and Regulations.

     (h) There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries before any court or administrative agency or otherwise that if determined adversely to the Company or any of the Subsidiaries would (a) have a Material Adverse Effect or (b) prevent the consummation of the transactions contemplated hereby.

     (i) The Company and the Subsidiaries have good and marketable title to all of the properties and assets reflected in the financial statements (or disclosed in the Registration Statement) hereinabove described, free and clear of all Liens except Liens reflected in such financial statements (or disclosed in the Registration Statement) and Liens that are not required to be so reflected (or disclosed). All material leases to which the Company or any Subsidiary is a party are valid and binding, and no defaults have occurred or are continuing under such leases that are having or would have a Material Adverse Effect. The Company and/or one or more of the Subsidiaries enjoys peaceful and undisturbed possession under each such lease with such exceptions as, in the aggregate, do not materially interfere with the use made thereof by the Company and/or one or more of the Subsidiaries.

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     (j)   This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as to rights to indemnity and contribution hereunder which may be limited by federal and state securities laws and subject to bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights, general equitable principles and public policy considerations.

     (k) The Company and the Subsidiaries have filed or have had filed on their behalf all Federal, state, local and foreign income tax returns that have been required to be filed and have paid or had paid on their behalf all taxes indicated by such returns and all assessments received by them or any of them to the extent that such taxes and assessments have become due and are not being contested in good faith.

     (l) Except for changes, developments and transactions contemplated in the Registration Statement, since the respective dates as of which information is given in the Registration Statement, (a) there has not occurred any event having a Material Adverse Effect or any development involving a prospective Material Adverse Effect, whether or not occurring in the ordinary course of business, and
(b) there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or the Subsidiaries, other than transactions in the ordinary course of business.

     (m) Neither the Company nor any of the Subsidiaries is, or with the giving of notice or lapse of time or both will be, in violation of or in default under its charter or bylaws or under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound, except for any such violations or defaults that, in the aggregate, would not have a Material Adverse Effect. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any agreement, lease, contract, indenture or other instrument or obligation to which the Company or any Subsidiary is a party, or of the charter or bylaws of the Company or any Subsidiary or any order, rule or regulation applicable to the Company or any Subsidiary of any court, regulatory, administrative or other governmental body having jurisdiction except in any such case for conflicts, breaches or defaults that, in the aggregate, would not have a Material Adverse Effect.

     (n) Each approval, consent, order, authorization, designation, declaration or filing (collectively, "Consents") by or with any regulatory, administrative or other governmental body required in connection with the consummation of the execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions herein contemplated (except such additional actions as may be required under the Act and the Rules and Regulations, the Exchange Act and the rules and regulations thereunder or the bylaws of the National Association of Securities Dealers, Inc. (the "NASD") or such additional actions as may be necessary to qualify the Shares for public offering by the Underwriters under state or foreign securities or Blue Sky laws) has been obtained or made and is in full force and effect except where the failure to obtain or make any

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such Consent, or the failure of any such Consent to be in full force and effect, would not have, in the aggregate, a Material Adverse Effect.

     (o) The Company and the Subsidiaries are operating in compliance with all statutes, laws, regulations, ordinances or court decrees applicable to their respective businesses and operations, except where such non-compliance would not, in the aggregate, have a Material Adverse Effect. Neither the Company nor any Subsidiary has violated any foreign, Federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), or relating to discrimination in the hiring, promotion or pay of, or to the wages and hours of, employees, except for such violations as in the aggregate would not have a Material Adverse Effect.

     (p) The Company and the Subsidiaries possess or have the right to use all licenses, patents, patent rights, patent applications, inventions, trade secrets, know-how, proprietary information and techniques, processes, trademarks, service marks, trade names, computer software and copyrights described or referred to in the Registration Statement as being owned or used by them or that are necessary for the conduct of their business as described in the Registration Statement, except to the extent that the failure to possess or to have the right to use any such items, in the aggregate, would not have a Material Adverse Effect. Any registrations covering such patents, trademarks, service marks, trade names or copyrights owned by the Company or the Subsidiaries are valid and subsisting, have not been canceled, abandoned or otherwise terminated and, if applicable, have been duly issued or filed, except where the failure of such registrations to be valid and subsisting or the cancellation, abandonment or other termination of such registrations or the failure to receive such issuances or make such filings, in the aggregate, would not have a Material Adverse Effect. Neither the Company nor any Subsidiary is aware of or has received any notice of infringement of, or conflict or claimed conflict with, asserted rights of others with respect to any licenses, patents, patent rights, patent applications, inventions, trade secrets, know-how, proprietary information or techniques, including processes, trademarks, service marks, trade names, computer software or copyrights, except where such infringements or conflicts, in the aggregate, would not have a Material Adverse Effect. The Company knows of no infringement by others of licenses, patents, patent rights, patent applications, inventions, trade secrets, know-how, proprietary information or techniques, including processes, trademarks, service marks, trade names, computer software or copyrights owned by or licensed to the Company, except where such infringements, in the aggregate, would not have a Material Adverse Effect.

     (q) Neither the Company nor, to the Company's knowledge, any of its affiliates, has taken, directly or indirectly, any action designed to cause or result in, or that has constituted or that might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.

     (r) Neither the Company nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company" within the meaning of such terms under the Investment

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Company Act of 1940, as amended ("Investment Company Act"), and the rules and regulations of the Commission thereunder.

     (s) The Company and each of the Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses.

     (t) Except to the extent that any of the following matters, in the aggregate, would not have a Material Adverse Effect: (i) the Company and the Subsidiaries are in compliance with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); (ii) no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any Subsidiary would have any liability; (iii) neither the Company nor any Subsidiary has incurred or expects to incur liability under (1) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (2) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and (iv) each "pension plan" for which the Company or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification.

     (u) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act
                                                                     ------
Relating to Disclosure of Doing Business with Cuba, and the Company further
--------------------------------------------------
agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported or incorporated by reference in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

     (v) To the knowledge of the Company, there are no affiliations between or among the Company's officers, directors or 5% stockholders or any affiliates thereof and the NASD or any member or affiliate of any member of the NASD, except as set forth in the Prospectus or as otherwise disclosed to the Representatives.

2.   Purchase, Sale and Delivery of the Firm Shares.
     ----------------------------------------------

     (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $____ per share, the number

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of Firm Shares set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with Section 9 hereof.

     (b) Payment for the Firm Shares to be sold hereunder is to be made in Federal (same-day) funds by wire transfer to an account designated by the Company for such purpose against delivery of certificates therefor to the Representatives for the several accounts of the Underwriters. Such payment and delivery are to be made at the offices of Alex. Brown & Sons Incorporated, 1 South Street, Baltimore, Maryland, at 10:00 a.m., Baltimore time, on the third business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company may agree unless otherwise permitted by the Commission pursuant to Rule 15c6-1 of the Exchange Act (such time and date being herein referred to as the "Closing Date"). (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.) The certificates for the Firm Shares will be delivered in such denominations and in such registrations as the Representatives request in writing not later than the second full business day prior to the Closing Date, and will be made available for inspection by the Representatives at least one business day prior to the Closing Date.

     (c) In addition, on the basis of the representations, warranties and covenants herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase the Option Shares at the price per share as set forth in the first paragraph of this Section 2. The option granted hereby may be exercised in whole or in part, but only once, by giving written notice within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to the Company setting forth the number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the Option Shares are to be registered and the time and date at which such certificates are to be delivered. The time and date at which certificates for Option Shares are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than ten full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to the total number of Firm Shares being purchased, adjusted by you in such manner as to avoid fractional shares. The option with respect to the Option Shares granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters. You, as Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date in Federal (same-day) funds by wire transfer to an account designated by the Company for such purpose against delivery of certificates therefor at the offices of Alex. Brown & Sons Incorporated, 1 South Street, Baltimore, Maryland. The certificates for the Option Shares will be delivered in such denominations and in such registrations
                                       8
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as the Representatives request in writing not later than the second full business day prior to an Option Closing Date, and will be made available for inspection by the Representatives at least one business day prior to such Option Closing Date.

3.   Offering by the Underwriters.
     ----------------------------

     It is understood that the several Underwriters are to make a public offering of the Firm Shares as soon as the Representatives deem it advisable to do so. The Firm Shares are to be initially offered to the public upon the terms set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Shares are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.

     It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Firm Shares in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

4.   Covenants of the Company.
     -------------------------

     (a) The Company will (i) use its best efforts to cause the Registration Statement to become effective at the earliest possible time or, if the procedure in Rule 430A of the Rules and Regulations is followed, to prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations, (ii) not file any amendment to the Registration Statement or supplement to the Prospectus or document incorporated by reference therein of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or that is not in compliance in all material respects with the Rules and Regulations and (iii) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Shares by the Underwriters.

     (b) The Company will advise the Representatives promptly and, if requested by you, to confirm such advice in writing, (i) when the Registration Statement or any post-effective amendment to the Registration Statement shall have become effective, (ii) of receipt of any comments to the Registration Statement or any post-effective amendment thereto from the Commission, (iii) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, the use of the Prospectus or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or of the institution of any proceedings for that purpose and (v) of the happening of any event during the period referred to in Section 4(d) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading.

The Company will use its reasonable best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

     (c) The Company will cooperate with the Representatives in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or take any action that would subject it to general taxation in any jurisdiction. The Company will, from time to time, prepare and file such statements, reports and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

     (d) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives at or before the Closing Date, two copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), including documents incorporated by reference therein, and of all amendments thereto, as the Representatives may reasonably request.

     (e) The Company will comply with the Act, the Rules and Regulations, the Exchange Act and the rules and regulations of the Commission thereunder, in connection with the completion of the distribution of the Shares contemplated by this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will either (i) prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act which shall be incorporated by reference in the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

     (f) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (that need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earning statement shall comply with the requirements of Section 11(a) of the Act and the Rules and Regulations (including, at the option of the Company, Rule 158, in which case this Section 4(f) shall not be construed to require the Company to file any report referred to in Rule 158 prior to the time at which such report is otherwise due) and will advise you in writing when such statement has been so made available.

     (g) The Company will, for a period of five years from the Closing Date, deliver to the Representatives copies of annual reports and all other documents, reports and information furnished by the Company to its stockholders generally or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Exchange Act that relate to the Common Stock of the Company. The Company, for such period, also will deliver to the Representatives similar reports with respect to significant subsidiaries, as that term is defined in the Rules and Regulations, that are not consolidated in the Company's financial statements.

     (h) The Company hereby agrees not to offer, sell, sell short, grant any option to purchase or otherwise dispose of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock or otherwise derivative of Common Stock for a period of 90 days after the date of this Agreement, directly or indirectly, otherwise than hereunder, under the Company's 1996 Stock Option Plan or with the prior written consent of Alex. Brown & Sons Incorporated.

     (i) The Company will use its reasonable best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange.

     (j) The Company has caused each executive officer and director of the Company identified in Exhibit 4(i) hereto to furnish to you, on or prior to the date of this Agreement, a letter or letters, in form and substance satisfactory to the Underwriters, pursuant to which each such person shall agree not to offer, sell, sell short, grant any option to purchase or otherwise dispose of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock or otherwise derivative of Common Stock (or agreement for such) owned by such person (or as to which such person has the right to direct the disposition of) for a period of 90 days after the date of this Agreement, directly or indirectly, except for transfers by gift or otherwise without consideration or with the prior written consent of Alex. Brown & Sons Incorporated (the "Lockup Agreements") [; provided, further, that upon any such transfer by gift, the transfer thereof shall be bound by the terms and provisions of such Lockup Agreement]. The Representatives, on behalf of themselves and the other Underwriters, acknowledge and agree that the provisions of Lockup Agreements shall not apply to any transaction involving Common Stock or any other security to which such director or executive officer disclaims beneficial ownership (as that term is used in Rule 13d-3 of the Rules and Regulations).

     (k) The Company shall apply the net proceeds of its sale of the Shares as set forth in the Prospectus.

     (l) The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of the Subsidiaries to register as an investment company under the Investment Company Act.

     (m) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

     (n) Until the completion of the offering of the Shares contemplated hereby, the Company will not take, directly or indirectly, any action designed to cause or result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock.

5.   Costs and Expenses.
     ------------------

     The Company will pay all costs, expenses and fees incident to the performance of its obligations under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing or otherwise reproducing and delivering to the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, this Agreement, the Underwriters' Selling Memorandum, the Underwriters' Invitation Letter, the Listing Application, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees and expenses (including reasonable legal fees and disbursements) incident to securing any required review by the NASD of the terms of the sale of the Shares; the listing fee of the New York Stock Exchange; and the expenses, including the reasonable fees and disbursements of counsel for the Underwriters (not to exceed $2,000 in the aggregate), incurred in connection with the qualification of the Shares under state securities or Blue Sky laws. The Company shall not, however, be required to pay for any of the Underwriters' expenses (other than those related to qualification under NASD regulations and state securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 11 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including reasonable fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but the Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

6.   Conditions of the Obligations of the Underwriters.
     -------------------------------------------------

     The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on an Option Closing Date are subject to the accuracy, as of the

Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company contained herein, and to the performance in all material respects by the Company of its covenants and obligations hereunder and to the following additional conditions:

     (a) The Registration Statement and any post-effective amendment thereto shall have become effective and any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission and no injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction shall have been issued that would prevent the issuance of the Shares.

     (b) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Jones, Day, Reavis & Pogue, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters to the effect that:

           (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus; each of the Subsidiaries that has been created or organized in or under the laws of the United States has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus, if so described.

           (ii) The Company has an authorized capitalization as set forth in the Prospectus. [The issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. ] The Shares conform to the description thereof contained in the Prospectus. The certificates evidencing the Common Stock comply in all material respects with the requirements of the General Corporation Law of the State of Delaware. The Shares, including the Option Shares, if any, to be sold by the Company pursuant to this Agreement have been duly authorized and, when issued and paid for as contemplated by this Agreement, will be validly issued, fully paid and non-assessable. Except as disclosed in the Prospectus, there are no preemptive rights of stockholders under the Company's Third Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws or any other instrument filed as an exhibit to
     (1) the Registration Statement or (2) any report incorporated by reference in the Prospectus filed prior to the date of such opinion.

           (iii) To the knowledge of such counsel, the Registration Statement became effective under the Act as of the date specified in the opinion and no stop order proceedings with respect thereto have been instituted or are pending or threatened by the Commission.

           (iv) The Registration Statement (on the date it was declared effective) and each report incorporated by reference therein and filed prior to the date of such opinion (as of the date such report was filed with the Commission) complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the applicable rules and regulations (except that such counsel need express no opinion as to the operating statistics, the financial statements, related schedules and other statistical and financial data included or incorporated by reference therein and except for the information referred to under the caption "Experts" as having been included in the Prospectus on the authority of Ernst & Young LLP as experts).

           (v) The statements under the caption "Description of Capital Stock" in the Prospectus, insofar as such statements purport to summarize the provisions of documents referred to therein, present fair summaries of such provisions and, insofar as they purport to describe matters of law, are accurate in all material respects.

           (vi) Such counsel does not know of any contracts or documents required to be filed as exhibits to the Registration Statement or to any report incorporated by reference in the Prospectus filed prior to the date of such opinion or required to be described in the Prospectus that are not so filed or described as required, and statements contained in the Prospectus, insofar as they purport to summarize the provisions of such contracts and documents, present fair summaries of such provisions.

           (vii) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the charter or bylaws of the Company or any of the Subsidiaries (other than those incorporated in jurisdictions outside the United States), or any agreement or instrument filed as an exhibit to
     (1) the Registration Statement, or (2) any report incorporated by reference in the Prospectus prior to the date of such opinion.

           (viii) This Agreement has been duly authorized, executed and delivered by the Company.

           (ix) No Consent by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement by the Company and the consummation of the transactions herein contemplated by the Company (other than as may be required under the Act and the Rules and Regulations, the Exchange Act and the rules and regulations thereunder, the bylaws of the NASD, state securities and

     Blue Sky laws or foreign laws or under any contract to which any governmental entity is a party, as to which such counsel need express no opinion) except such as have been obtained or made.

           (x) The Company is not, and will not become, solely as a result of the consummation of the transactions contemplated by this Agreement and application of the net proceeds therefrom as described in the Prospectus, required to register as an investment company under the Investment Company Act.

     Such counsel shall also have furnished to the Representatives a written statement, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters, to the effect that (i) such counsel has participated in the preparation of the Registration Statement and (ii) based upon such participation, no facts have come to the attention of such counsel which lead it to believe that the Registration Statement (other than the operating statistics, financial statements, related schedules and other statistical and financial data included therein, as to which such counsel need express no view), as of the time it became effective under the Act, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (other than the operating statistics, financial statements, related schedules and other statistical and financial data included therein, as to which such counsel need express no view), as of the date of such written statement, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel has not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (including any report or other document incorporated or deemed to be incorporated by reference therein).

     (c) The Representatives shall have received from Vinson & Elkins L.L.P., counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, substantially to the effect specified in subparagraphs (ii), (iii) and (vii) of Section 6(b). In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel that leads them to believe that (i) the Registration Statement, or any amendment thereto, as of the time it became effective under the Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Act) and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(ii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date or the Option Closing Date, as the case may be, contains or contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading (except that such counsel need express no view as to operating statistics, financial statements, related schedules and other statistical and financial information contained therein). The foregoing opinion and statement may be qualified by a statement to the effect that such counsel has not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus.

     (d) The Representatives shall have received at or prior to the Closing Date from Vinson & Elkins L.L.P. a memorandum or summary, in form and substance satisfactory to the Representatives, with respect to the qualification for offering and sale by the Underwriters of the Shares under the state securities or Blue Sky laws of such jurisdictions as the Representatives may reasonably have designated to the Company.

     (e) The Representatives shall have received, on each of the date hereof, the Closing Date and the Option Closing Date, as the case may be, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance reasonably satisfactory to the Representatives, of Ernst & Young LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations, and containing such other statements and information as is ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement and Prospectus.

     (f) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, a certificate or certificates signed by the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them represents on behalf of the Company as follows:

           (i) The Registration Statement has become effective under the Act, no stop order suspending the effectiveness of the Registration Statement has been issued, and, to such officer's knowledge, no proceedings for such purpose have been taken or are contemplated by the Commission;

           (ii)   The representations and warranties of the Company contained in
     Section 1(a) hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be;

           (iii) All filings required to have been made pursuant to Rules 424 or 430A under the Act have been made;

           (iv) Such officer has examined the Registration Statement and the Prospectus and, to such officer's knowledge, (1) as of the effective date of the Registration Statement, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (2) since the effective date of the Registration Statement, no event has occurred that should have been set forth in a supplement to or an amendment of the Prospectus that has not been so set forth in such a supplement or amendment;

           (v) Since the respective dates as of which information is given in the Registration Statement and Prospectus, there has not occurred any event having a Material Adverse Effect or any development involving a prospective Material Adverse Effect, whether or not arising in the ordinary course of business; and

           (vi) The Company has, at or prior to the Closing Date, performed or complied with all of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

     (g) The Company shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representatives may reasonably have requested.

     (h) The Shares shall have been approved for listing upon official notice of issuance on the New York Stock Exchange.

     (i) The Lockup Agreements described in Section 4(j) shall have been executed and delivered to the Representatives.

     The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are reasonably satisfactory to the Representatives and to Vinson & Elkins L.L.P., counsel for the Underwriters.

     If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

     In such event, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

7.   Conditions of the Obligations of the Company.
     --------------------------------------------

     The obligations of the Company to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

8.   Indemnification.
     ---------------

     (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or
(ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Underwriter and each such controlling person upon demand for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability, action or proceeding arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof or (ii) any untrue statement or omission or alleged untrue statement or omission in a Preliminary Prospectus if the Prospectus (or the Prospectus as amended and supplemented) corrects the untrue statement or omission or the alleged untrue statement or omission which is the basis of the loss, claim, damage, liability, action or proceeding for which indemnification is sought and a copy of the Prospectus (or the Prospectus as amended and supplemented) was not sent or given to any person who received a Preliminary Prospectus, at or before the confirmation of the sale to any person, in any case where such delivery is required by the Act. The Company and the Underwriters acknowledge and agree that the only information furnished by the Representatives to the Company for inclusion in the Registration Statement or the Prospectus consists of the information set forth in the last paragraph on the front cover page of the Prospectus (insofar as such information relates to the Underwriters), the legend that appears as the first paragraph on page 2 of the Prospectus and the information under the caption "Underwriting" in the Prospectus. This indemnity agreement will be in addition to any liability that the Company may otherwise have.

     (b) Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse the Company, each such director, officer or controlling person upon demand for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not the Company or such director, officer or controlling person is a party to any action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability that such Underwriter may otherwise have.

     (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability that it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably acceptable to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the reasonable fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel reasonably acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate law firm for all such indemnified parties. Such firm shall be designated in writing by the Representatives in the case of parties indemnified pursuant to Section 8(a) and by the Company in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party will indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

     (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter (or any person controlling any Underwriter) or the Company (or their directors or officers) or any persons controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Underwriter, to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

9.   Default by Underwriters.
     -----------------------

     If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Firm Shares or Option Shares, as the case may be, that such Underwriter has agreed hereunder to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company), you, as Representatives of the Underwriters, shall use your reasonable best efforts to procure within 24 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company such amounts as may be agreed and upon the terms set forth herein, the Firm Shares or Option Shares, as the case may be, that the defaulting Underwriter or Underwriters failed to purchase. If during such 24 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Firm Shares or Option Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Shares or Option Shares, as the case may be, that they are obligated to purchase hereunder, to purchase the Firm Shares or Option Shares, as the case may be, that such defaulting Underwriter or Underwriters failed to purchase or (b) if the aggregate number of Firm Shares or Option Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the Company or you as the Representatives of the Underwriters will have the right, by written notice given within the next 24-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company except to the extent provided in Section 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this
Section 9, the Closing Date or the Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

10.  Notices.
     -------

     All communications hereunder will be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows: if to the Underwriters, to Alex. Brown & Sons Incorporated, 1 South Street, Baltimore, Maryland 21202, Attention: Alexander T. Diagnault, with a copy to Alex. Brown & Sons Incorporated, 1 South Street, Baltimore, Maryland 21202, Attention: General Counsel; if to the Company, to Sterling Commerce, Inc., 8080 N. Central Expressway, Suite 1100, Dallas, Texas 75206 prior to February 24, 1997 and thereafter at 300 Crescent Court, Suite 1200, Dallas, Texas 75021, Attention: Jeannette P. Meier, Executive Vice President and General Counsel, with a copy to Jones, Day, Reavis & Pogue, 2300 Trammell Crow Center, 2001 Ross Avenue, Dallas, Texas 75201, Attention: Robert
L. Estep.

11.  Termination.
     -----------

     This Agreement may be terminated by you by notice to the Company as follows:

     (a) at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any Material Adverse Effect or any development involving a prospective Material Adverse Effect, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make it impracticable to market the Shares or to enforce contracts for the sale of the Shares, (iii) suspension of trading in securities generally on the New York Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority that in your reasonable opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, (v) declaration of a banking moratorium by United States or New York State authorities, (vi) the suspension of trading of the Common Stock by the Commission on the New York Stock Exchange or (vii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs that in your reasonable opinion has a material adverse effect on the securities markets in the United States; or

     (b)   as provided in Sections 6 and 9 of this Agreement.

12.  Successors.
     ----------

     This Agreement has been and is made solely for the benefit of the Underwriters and the Company and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.

13.  Miscellaneous.
     -------------

     The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect, regardless of (a) any investigation made by or on behalf of any Underwriter (or any person controlling any Underwriter) or the Company (or its directors or officers) or any person controlling the Company, (b) acceptance of any Shares and payment therefor hereunder and (c) any termination of this Agreement.

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.

     If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company and the several Underwriters in accordance with its terms.

                                    Very truly yours,

                                    STERLING COMMERCE, INC.


                                    By:
                                       -----------------------------------------


The foregoing Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written.

ALEX. BROWN & SONS INCORPORATED
GOLDMAN, SACHS & CO.

As Representatives of the several
Underwriters listed on Schedule I

By:   Alex. Brown & Sons Incorporated


By:
      ----------------------------------
      Authorized Officer

                                  EXHIBIT 1(b)




                                                   Jurisdiction of
Name                                                Incorporation
----                                                -------------

Domestic
--------
Sterling Commerce, Inc., a Wyoming Corporation      Wyoming
Sterling Commerce (America), Inc.                   Delaware
Sterling Commerce (Mid America), Inc.*              Michigan
Sterling Commerce (Northern America), Inc.          Delaware
Sterling Commerce (U.S.), Inc.                      Delaware
Sterling Commerce International, Inc.               Delaware
Sterling Commerce Leasing, Inc.                     Delaware

International
-------------
Sterling Commerce B.V.                              Netherlands
Sterling Commerce International SARL                France
Sterling Commerce (France), SARL                    France
Sterling Commerce GmbH                              Germany
Sterling Commerce (UK), Limited                     United Kingdom
Sterling Electronic Commerce (Canada), Inc.         Canada
Sterling Commerce International Sales Corporation   Barbados


----------
*  Subsidiary of Sterling Commerce (America), Inc.

                                  SCHEDULE I

                           Schedule of Underwriters

                                                          Number of Firm Shares
          Underwriters                                       to be Purchased
          ------------                                    ---------------------

Alex. Brown & Sons Incorporated
Goldman, Sachs & Co.










                                                                -----------
Total
                                                                ===========
